UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2022 (December 19, 2022)

GUGGENHEIM CREDIT INCOME FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	814-01117	47-2039472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 Madison Avenue
New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 739-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
In accordance with Plans of Liquidation for Guggenheim Credit Income Fund (the ‘Master Fund”), Guggenheim Credit Income Fund 2016 T (“GCIF 2016 T”) and Guggenheim Credit Income Fund 2019 (“GCIF 2019”) (GCIF 2016 T and GCIF 2019, collectively, the “Feeder Funds”), the Board has declared liquidating distributions per share of $0.59, $0.62 and $1.71 for the Master Fund, GCIF 2016 T and GCIF 2019, respectively. The Net Asset Values of the companies will decrease by the amount of the corresponding liquidating distributions. As such, the value on shareholder’s investment statement will decrease as liquidating distributions are paid.

The distributions for the Master Fund will have a record date of December 19, 2022 and a payment date of December 20, 2022. The distributions for the Feeder Funds will have a record date of December 22, 2022 and a payment date of December 23, 2022.

For the Master Fund and the Feeder Funds, as of December 31, 2022, over 70% of the December 31, 2020 NAV will have been paid to shareholders in the form of liquidating distributions. However, in light of recent market volatility, we will not prudently be able to liquidate the entire portfolio by December 31, 2022 and will continue to operate as a BDC and pay liquidating distributions into 2023.
The table below is intended to highlight some relevant metrics associated with the Plans of Liquidation.

Noted Information	GCIF (Master Fund)	GCIF 2016 T	GCIF 2019
Cumulative Liquidating Distributions declared per share through December 22, 2022	$ 5.87	$ 6.18	$ 16.91
Number of Portfolio Companies at beginning of Year	34	—	—
Number of Portfolio Companies as of September 30,2022	22	—	—
YTD Portfolio sales and repayments ($ in thousands) As of September 30, 2022	$ 50,448	$ —	$ —
Cumulative Liquidating Distributions Declared through December 22, 2022 ($ in thousands)	$ (150,238)	$ (100,717)	$ (29,361)
Percentage of December 31, 2020 NAV Declared through December 22, 2022	77.6%	77.4%	74.6%
Net Assets at beginning of Year ($ in thousands)	$ 157,280	$ 106,886	$ 32,183
Net Assets as of September 30, 2022 ($ in thousands)	$ 98,001	$ 65,763	$ 20,186
Net asset value per share as of September 30, 2022	$ 3.83	$ 4.04	$ 11.63

The Net Asset Values and shareholder total returns will be updated in the Funds’ next 10-K filings.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUGGENHEIM CREDIT INCOME FUND

Date:	December 19, 2022	By:	/s/ James Howley
JAMES HOWLEY
Chief Financial Officer